ITEM 9.01.4

DEVELOPMENT MOTION PICTURE ASSIGNMENT AGREEMENT

This DEVELOPMENT MOTION PICTURE ASSIGNMENT AGREEMENT ("**Agreement**"), dated as of August 28, 2014 is made by SEVEN ARTS FILMED ENTERTAINMENT LOUISIANA, LLC, a Louisiana limited liability company, ("**Assignor** "), in favor of PALM FINANCE CORPORATION, a California corporation, ("**Assignee**"), with reference to the following:

WHEREAS, Assignor and Assignee have entered into a certain Assignment Agreement of even dated herewith pursuant to which Assignor agreed to assign all of its right, title and interest in certain motion picture properties that are in various stages of development that were assigned to Assignor by Seven Arts Entertainment, Inc. ("**SAE**") pursuant to an Assignment as of October 1, 2013 and a movie property entitled "Thomasina" that is being developed by Assignor.

NOW THEREFORE, Assignor and Assignee agree as follows:

1. <u>Assignment</u>. In consideration for the execution of the Assignment Agreement and the consideration specified in the Assignment Agreement and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, Assignor hereby transfers and assigns to Assignee all of Assignor's right, title and interest in and to the motion picture properties, with the reservation of interest to be retained by Assignor described below, identified by the following titles:

1. Neuromancer
2. Winter Queen
3. Romeo Spy
4. Galahad
5. Thomasina

The above entitled motion pictures shall hereinafter be collectively referred to as the "Development Pictures."

2. <u>Reservation of Interest Retained by Assignor</u>. It is the intent of Assignee to allow Assignor to retain rights in the Development Pictures necessary to maximize the potential revenues to be received from the Development Pictures, including an assignment of the rights granted to Assignee in a Development Picture back to Assignor to allow Assignor to maximize the potential revenues to be received that Development Picture, so long as Assignor remains obligated to pay Assignee 60% of the gross proceeds received by Assignor or any person or entity affiliated with Assignor from that Development Picture. Assignor has advised Assignee that it has the capability to either produce the Development Pictures or to transfer rights associated with those Development Pictures to a third party in a manner that will be beneficial to both Assignor and Assignee. Assignee has agreed to allow Assignor to retain rights necessary to achieve the purpose of maximizing the potential amount received by both Assignor and Assignee from the Development Pictures, so long as Assignor makes the payments required in Section 3 of the Assignment Agreement, which expressly provides that if Assignee has not received payments

equal to the greater of: (1) 60% of all gross revenues received by Assignee or any entity or person affiliated with Assignee related to the Movie Properties (which includes the Development Pictures), or (2) a minimum payment of $75,000, within thirty (30) days after the end of each one year period from the date of this Agreement, Assignee shall no longer retain any interest in any of the Movie Properties, including the Development Pictures described above, and that all rights to develop and distribute or otherwise exploit the Development Pictures shall terminate, with Assignee owning all right, title and interests in the Development Pictures. Assignor agrees that it will not transfer rights associated with those Development Pictures to a third party without the express written permission of Assignee.

3. Further Documentation. Assignor agrees that it will execute and deliver to Assignee any and all documents to Assignee that Assignee deems appropriate to transfer the Development Pictures to Assignee, including any documents that may be recorded at the United States Copyright Office.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement may be delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Agreement as of the date first above written.

SEVEN ARTS FILMED ENTERTAINMENT LOUISIANA, LLC,
a Louisiana limited liability company ("Assignor")

By: ________________

Name: Brian Hoffmann
Title: Gen. Counsel

PALM FINANCE CORPORATION,
a California Corporation ("Assignee")

By: ________________

Name: Dennis Lachenbeise
Title: VP.

MOTION PICTURE ASSIGNMENT AGREEMENT

This MOTION PICTURE ASSIGNMENT AGREEMENT ("**Agreement**"), dated as of August 28, 2014 is made by Seven Arts Entertainment, Inc. ("**Assignor** "), a Nevada corporation, in favor of Palm Finance Corporation, a California corporation, ("**Assignee**"), with reference to the following:

WHEREAS, Assignor and Assignee have entered into a certain Assignment Agreement of even dated herewith pursuant to which Assignor agreed to assign all of its right, title and interest in that certain Multi-Picture Distribution Agreement dated as of October 1, 2013 and the Motion Pictures described in that agreement to Assignee;

NOW THEREFORE, Assignor and Assignee agree as follows:

1. Assignment. In consideration for the execution of the Assignment Agreement and the consideration specified in the Assignment Agreement and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, Assignor hereby irrevocably conveys, transfers and assigns to Assignee all of Assignor's right, title and interest in and to the motion picture properties with the following titles:

1. A Broken Life,
2. Autopsy,
3. Back in the Day
4. Boo
5. Deal
6. Drunkboat
7. Knife Edge
8. Night of the Demons
9. Nine Miles Down
10. Noise
11. Pool Boys
12. Pool Hall Prophets aka Shooting Gallery
13. Schism

The above entitled motion pictures shall hereinafter be collectively referred to as the "Motion Pictures."

2. Multi-Picture Distribution Agreement. Assignor has assigned all of its right, title and interest to the Multi-Picture Distribution Agreement dated as of October 1, 2013 between Assignor and Seven Arts Filmed Entertainment Louisiana, LLC, a Louisiana limited liability company ("SAFELA") pursuant to the Assignment Agreement. Assignee acknowledges that SAFELA shall be allowed to continue to distribute the Motion Pictures pursuant to Multi-Picture Distribution Agreement as modified by the Assignment Agreement, as long as SAFELA makes

the payments required in Section 3 of the Assignment Agreement, which expressly provides that if Palm has not received payments equal to the greater of: (1) 60% of all gross revenues received by SAFELA related to the Movie Properties, or (2) a minimum payment of $75,000, within thirty (30) days after the end of each one year period from the date of this Agreement, SAFELA shall no longer retain any interest in any of the Movie Properties, including any right to distribute any of the Movie Properties and all rights of SAFELA to distribute any movie property pursuant to the Multi-Picture Distribution Agreement shall be terminated.

3. Further Documentation. Assignor agrees that it will execute and deliver to Assignee any and all documents to Assignee that Assignee deems appropriate to transfer the Motion Pictures to Assignee, including any documents that may be recorded at the United States Copyright Office.

4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement may be delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Agreement as of the date first above written.

SEVEN ARTS ENTERTAINMENT, INC.,
a Nevada Corporation ("Assignor")

By: ______________
Name: Peter Hoffman
Title: Gen. Counsel

PALM FINANCE CORPORATION,
a California Corporation ("Assignee")

By: ______________
Name: Donald Lichtenheier
Title: V.P.